FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 5, 2003



                           ELECTRONIC GAME CARD, INC.
--------------------------------------------------------------------------------
             (Exact Name of registrant as specified in its charter)



           Nevada                        0-25853                87-0570975
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employ
    of incorporation)                                       Identification No.)

                                   16th Floor
                                666 Third Avenue
                            New York, New York 10017
                    (Address of principal executive offices)


      Registrant's telephone number, including area code (44) 207-451-2480
                                                         -----------------


                             SCIENTIFIC ENERGY, INC.
                             ----------------------


         (Former name or former address, if changed since last report.)

Certain statements in this 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), including, without limitation, statements regarding the Company's expectations, beliefs, estimates, intentions, and strategies about the future. Words such as, "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," or variations of such words and similar expressions are intended to identify such forward-looking statements, but their absence does not mean that the statement is not forward-looking. The Company desires to avail itself of certain "safe harbor" provisions of the Act and is therefore including this special note to enable the Company to do so and to disclose any such projections without warranting they can be realized.



ITEM 1.  CHANGE OF CONTROL

Scientific Energy, Inc., a Nevada public corporation, ("SCFE" or "Company") entered into a Share Exchange dated November 19, 2003 with Electronic Game Card, Inc. ("EGC"), a Delaware Corporation having a principal place of business in New York City, New York. The Company deemed that such exchange closed December 5, 2003 with the name and symbol change on the Electronic Bulletin Board and the concurrent filing and dissemination of an Information Statement. The essential terms of the exchange were that Scientific Energy, Inc. changed its name to Electronic Game Card, Inc. and issued a majority of its reverse split shares to shareholders of Electronic Game Card, Inc. which in exchange became a wholly owned operating subsidiary to be named Electronic Game Card Marketing, Inc. Electronic Game Card Marketing, in turn, will for the immediate future conduct most of its business activities through its British subsidiary Electronic Game Card, Ltd.

The following parties were elected by majority shareholder consent and pursuant to the share exchange as the new directors for the Company. Mr. John Bentley, Mr. Lee Cole and Mr. Linden Boyne. These individuals, as the new directors, appointed the following as the principal officers of the Company:

         Mr. John Bentley,  President,  Chief Executive  Officer
         Mr. Lee Cole as Vice-President
         Mr. Linden Boyne as Secretary/Treasurer & Chief Financial Officer

As a result of a 100:1 reverse split in the concurrent share exchange, the presently issued and outstanding shares of Electronic Game Card, Inc. are as follows:

        Prior Scientific Energy shareholders               552,000 shares

        Debenture holders converting to equity             552,000 shares

        Electronic Game Card shareholders               12,696,000 shares

                  TOTAL                                 13,800,000 shares


A more detailed description of the exchange and reorganization, biographical information, sharehold interest and compensation information was supplied to the shareholders of the Company pursuant to an attached and incorporated Information Statement. Any shareholder, or other interested party, not having received a copy of the Information Statement may obtain a copy upon request to the Company at the address or telephone number appearing on the face of this Report. Additionally, a copy may be viewed and downloaded online at www.sec.gov/edgar.



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

See attached and incorporated Shareholder Disclosure Statement.



ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Company does not intend to change auditors for either the public parent company, Electronic Game Card, Inc., or its present operating subsidiary, Electronic Game Card Marketing, Inc. The auditor for the parent company is Robison, Hill & Company of Salt Lake City, Utah and will serve on an interim basis at least through the completion of the consolidated financials. The firm of F.E. Hanson, CPA, Arlington, VA will continue to serve as the independent auditors for Electronic Game Card Marketing, Inc. and Electronic Game Card, Ltd. on an interim basis and through the completion of the consolidated financial statements. It is anticipated that as soon as the consolidated financial statements have been completed for the Company, the Company will determine and select a permanent independent auditing firm to represent the Company on an ongoing basis. Any change in auditors from Robison, Hill would require the filing of a subsequent 8-K notice with the Securities and Exchange Commission.



ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

The Company has attempted to set out with sufficient particularity the terms and provisions of the share exchange between the company, while operating as Scientific Energy, Inc. and Electronic Game Card, Inc., which resulted in a name change of the company to Electronic Game Card, Inc., ownership by a new majority interest, appointment of new directors and officers and continued operation of the company through its operating subsidiary Electronic Game Card, Ltd. The
Company is engaged in development and marketing of various software products principally related to recreational applications. The details of this exchange and resulting business are more fully set out and incorporated by this reference in the attached and referenced Shareholder Disclosure Statement.

As a result of the share exchange, the Company intends to go forward through its present subsidiary, Electronic Game Card Marketing, Inc., which is the prior Electronic Game Card, Inc, which, in turn, primarily operates through its British operating subsidiary Electronic Game Card, Ltd. These companies have been engaged in the development of a proprietary interactive credit card sized gaming product format that is believed to have multiple applications for the U.S. and international lotteries and the sales promotion markets. It should be noted that both the parent company, Electronic Game Card, Inc. and its subsidiary, Electronic Game Card Marketing, Inc. and its subsidiary, Electronic Game Card, Ltd., are development stage companies without revenues or any substantial operating history. No assurance or warranty can be given that the companies will be successful in the development or marketing of the technology products. The public company and its operating subsidiaries do not have substantial capital assets at the present time, nor do they generate any revenue.

The current trading symbol for the Company on the Electronic Bulletin Board is "EGMI".

Unaudited financial statements for the Electronic Game Card, Inc. and its subsidiaries through June 30, 2003 are attached and incorporated as part of the Shareholder Information Statement and made a part of this 8-K. Further, the financial statements for the parent company, Scientific Energy, Inc., prior to the name change, have been included as an exhibit to the incorporated Information Statement.



ITEM 6.  RESIGNATION  OF REGISTRANT'S DIRECTORS

As previously and generally described in the foregoing materials and the attached and incorporated Information Statement, the prior officers and directors of Scientific Energy, Inc., Mr. Todd Crossland, President and Director; Ms. Jana Meyer, Director and Secretary/Treasurer; and Mr. Mark Clawson, Director, resigned pursuant to the Share Exchange Agreement dated November 19, 2003 and effective after filing Articles of Amendment in Nevada on November 26, 2003. The replacement directors, in accordance with the Articles of Share Exchange, are Mr. John Bentley, President and Chairman of the Board, Mr. Lee Cole, Director and Vice-President and Mr. Linden Boyne, Director, CFO, Treasurer and Secretary. More detailed biographical information concerning these individuals is set-out in the attached in the attached and incorporated Information Statement.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

(A)      Financials:

As noted above, Electronic Game Card, Inc. will file a consolidated financial statement reflecting the share exchange with Scientific Energy, Inc. within sixty days from the filing of this 8-K Report as a supplemental 8-K filing. In the interim, the prior Scientific Energy, Inc. has filed its regular 10-QSB Quarterly Unaudited Financial Report for the period ending September 30, 2003 and a copy is attached to the incorporated Information Statement. The unaudited financials for Electronic Game Card for June 30, 2003 are also attached and incorporated as part of the Information Statement.

(B)      Other Exhibits:

         (1) Information Statement (including):
             (i)  Articles of Share Exchange
             (ii) Articles of Name Change
         (2) Share Exchange Agreement
         (3) Press Release



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ELECTRONIC GAME CARD, INC.
                                                F/K/A SCIENTIFIC ENERGY, INC.


Date:                                           By:
     -------------------------                     ---------------------------
                                                   Mr. John Bentley
                                                   President/CEO

                              INFORMATION STATEMENT

                             SCIENTIFIC ENERGY, INC.

                                  NOW KNOWN AS

                           ELECTRONIC GAME CARD, INC.


                               December ____, 2003

General Information & Incorporation by Reference:

         THIS INFORMATION STATEMENT IS BEING MAILED TO ALL SHAREHOLDERS OF RECORD OF SCIENTIFIC ENERGY, INC. IN CONNECTION WITH THE RECENT MAJORITY SHARE EXCHANGE RESULTING IN A CHANGE OF MAJORITY SHARE OWNERSHIP AND NAME OF THE COMPANY TO ELECTRONIC GAME CARD, INC., ("the Company" or "EGC"), RESULTING FROM ACQUISITION OF A NEW OPERATING SUBSIDIARY TO BE KNOWN AS ELECTRONIC GAME CARD MARKETING.

         NO VOTE IS BEING SOLICITED AS THE COMPANY DEEMS THAT THE SHARE EXCHANGE HAS BEEN COMPLETED BY MAJORITY SHAREHOLDER CONSENT AND THIS STATEMENT IS BEING PROVIDED TO SHAREHOLDERS OF RECORD FOR INFORMATION PURPOSES ONLY. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         Various items of important information and accounting for the company related to this Information Statement are set-out in the annual report for Scientific Energy, Inc. on Form 10-KSB. Such detailed information may be relevant in reviewing this Information Statement, but is not repeated in this document.


                DESCRIPTION OF SHARE EXCHANGE AND RELATED CHANGES

         Your company, Scientific Energy, Inc., has conducted limited activities pending various attempts to raise developmental funding for its core technology related to new battery type devices. The company has been pursuing, on a limited basis because of its extremely limited funding, development of this technology through its sole operating subsidiary, Scientific Energy, Inc., a Utah corporation. Due to the company being unable to obtain what it deems to be adequate developmental funds for this technology at the present time, and in an attempt to acquire another operating business entity, it has engaged in an unrelated industry with the intention of creating an operating subsidiary within the company; and, subsequently, spinning off the shares of its battery related technology subsidiary to shareholders of record, the "spinoff".

         To accomplish the foregoing objectives, the company entered into a majority shareholder exchange agreement whereby it reverse split its existing and issued outstanding shares on a 100:1 reverse split basis to all shareholders of record. It then issued new reverse split shares, constituting approximately 92% of the issued and outstanding shares of the company, to the shareholders of a private Delaware corporation known as Electronic Game Card, Inc. The Electronic Game Card, Inc. ("EGC") shareholders, in turn, exchanged all of their issued and outstanding shares of EGC to Scientific Energy, Inc. in order to become its fully owned operating subsidiary and with the understanding that the EGC shareholders would nominate and have appointed, by majority shareholder consent, new directors who in turn would appoint new officers for the ongoing public entity. The former directors have resigned as of the closing of the share exchange, but remain as officers and directors of the subsidiary to be "spun off" Scientific Energy, Inc. of Utah. It was also agreed, as part of the share exchange, that the new entity would be named Electronic Game Card, Inc. and that the acquired operating subsidiary would continue to function as Electronic Game Card Marketing Company, or some reasonable derivation of that name.

         The foregoing transactions occurred through a Share Exchange Agreement between both entities, and shareholders where required, in accordance with Nevada law as to Scientific Energy, Inc. and Delaware law as to Electronic Game Card, Inc. The approval of these transactions by majority shareholder consent of each of the majority shareholders of the respective corporations, eliminated the necessity to solicit all shareholders for approval of these transactions by shareholder vote, since a sufficient majority existed and consented to the transaction without a proxy solicitation or special shareholder meetings.

         It was further determined by management of both entities, in consultation with their various legal advisors, that minority shareholder rights provisions under both Delaware and Nevada laws were inapplicable to this transaction; and, therefore, no solicitation of dissenting shareholder rights is being provided as part of this Information Statement. Should any shareholder have any question regarding so called "dissenting" or "minority" shareholder rights, they should direct such questions directly to management of the company described in this Information Statement either directly or through any retained legal counsel.

         Finally, each of you will shortly be receiving a registration statement incident to the spinoff of the Scientific Energy, Inc. of Utah shares previously held by Scientific Energy, Inc. of Nevada. These shares will be distributed to you pursuant to a registration statement as required by law, but will not require any change in your status as a shareholder or any further consideration being paid to receive these shares.

         In summary, then, the key elements and resulting ownership implications for each public shareholder of Scientific Energy, Inc. can be summarized as follows:

         o You will continue to hold your existing shares in Scientific Energy, Inc., to be known as Electronic Game Card, Inc., the parent Nevada corporation; however, these shares have been subject to a 100:1 reverse split by majority shareholder consent. Accordingly, for each prior 100 shares which you held in Scientific Energy, Inc. of Nevada, you now hold one share of stock in Electronic Game Card, Inc. Provided, however, the minimum lot holding was determined to be 100 shares, so that the minimum number of shares to which any shareholder will be reduced will be not less than 100 shares. You will not receive any fractional shares or any cash compensation for fractional shares with each divided share being rounded to the next whole number. Shares will not be recalled for transfer, but the reverse split certificates will be issued as shares are subsequently submitted for transfer in the regular course of business.

         o As part of the Share Exchange the company has acquired all issued and outstanding shares of Electronic Game Card, Inc., a privately held Delaware corporation engaged in the development, marketing, sale and distribution of unique, proprietary, recreational electronic software products primarily targeted towards the lottery and sales promotion markets. This acquired subsidiary will continue to operate as a wholly owned subsidiary of the parent company and be known
                  as  Electronic  Game  Card   Marketing,   or  some  reasonable
                  derivation of that name. Electronic Game Card Marketing initially will develop and market primarily through its existing Great Britain subsidiary, Electronic Game Card, Ltd. Electronic Game Card Marketing is a start-up entity without revenues or significant business history. Its unaudited financials are attached to this Information Statement.

         o The prior shareholders of Electronic Game Card, Inc. received 12,696,595 newly issued reverse split shares of Scientific Energy, Inc. in exchange for all of their issued and outstanding 8,000,000 shares and 800,000 options rights of Electronic Game Card, Inc. The Scientific Energy shares issued on a reverse split basis constitute approximately 92% of all issued and outstanding shares of the prior Scientific Energy, Inc. Upon completion of the reverse split and share acquisition the allocation of issued shares was approximately as follows:


                  Prior Scientific Energy shareholders          552,000 shares

                  Debenture holders converting to equity        552,000 shares

                  Electronic Game Card shareholders          12,696,000 shares

                           TOTAL                             13,800,000 shares

         o The name of the public Nevada corporation was changed by the majority shareholder consent resolutions to Electronic Game Card, Inc. to reflect the new operating subsidiary and its present business direction.

         o The principal officers and directors listed below were nominated and appointed by Electronic Game Card, Inc. as part of the share exchange in order to reflect the new majority ownership and change of business direction.



         o You will subsequently be receiving a "spinoff" registration statement, by which you will be receiving, without further adjustment to your sharehold interest or consideration, a sharehold interest in the previously held technology subsidiary of Electronic Game Card, Inc. known as Scientific Energy, Inc. a Utah corporation. It is not known, at the present time, whether subsequent funding can or will be obtained for this spinoff entity or whether a viable market will develop for shares in such company and no warranty or representation as to these issues is made or implied by the fact that the shares will be distributed pursuant to a subsequent registration process. You should note the new management for Electronic Game Card, Inc., described below, will not be involved in any manner in the operation of the spinoff entity or the registration statement applicable to this spinoff other than the summary description contained in this information statement.

         o You will continue to receive public information as well as any appropriate subsequent proxy or other shareholder information as public shareholders in Electronic Game Card, Inc. At the present time, no active trading market exists for the reorganized company, although management will use its best efforts to endeavor to establish a trading market and will work for continued growth and viability in the new public entity. No assurance or warranty is made or implied that such objectives can be met. Any subsequent official change of name as a listed company, change of symbol and other related public information will be filed of record on the Edgar filing website maintained by the Securities and Exchange Commission for public companies at www.sec.gov/edgar and direct information will be sent to you as shareholders as required and appropriate. In all events, the company will continue to maintain and file periodic reports under the Securities and Exchange Act of 1934 (34' Act ).

         o No warranty or representation, express or implied, is made that the reorganized company will be successful or have sufficient operating capital or revenues to continue as a viable company.

         o A copy of the actual Share Exchange and other related documents may be obtained by shareholders or other interested parties at the transitional U.S. office address for the company listed at the end of this Information Statement.

         o As of December 5, 2003, the company will be listed on the Electronic Bulletin Board as Electronic Game Card, Inc., Trading Symbol: EGMI.


Principal Shareholders

         The Company knows of no person or group, except the following, which, as of the date of this Information Statement, beneficially owns and has the right to vote more than 5% of the Company's Common Stock, or are principal officers or directors:

---------------------------------------------------- ------------------------------ --------------------------------
       Names and Address of Beneficial Owner           Shares Beneficially Owned            Percent of Class
---------------------------------------------------- ------------------------------ --------------------------------
JOHN BENTLEY                                                             2,050,001                           16.67%
President and Director
Gipps Farmhouse
Spithurst Lane
Barcombe, Lewes, East Sussex
United Kingdom
---------------------------------------------------- ------------------------------ --------------------------------
LEE COLE                                                                         0                                0
Director and Vice-President
32 Haymarket
Piccadilly
London
United Kingdom
---------------------------------------------------- ------------------------------ --------------------------------
LINDEN BOYNE                                                              200,000*                             1.5%
Director, CFO, Treasurer and Secretary                                                                 If Exercised
Aberfoyle, Green Lane
Blackwater, Camberley, Surrey
United Kingdom
---------------------------------------------------- ------------------------------ --------------------------------
J. SEWARD                                                                1,000,000                            7.24%
c/o Abbey National Offshore
P. O. Box 545
41 The Parade, St. Helier, Jersey
United Kingdom
---------------------------------------------------- ------------------------------ --------------------------------

*Options for 200,000 shares granted under the 2002 Equity Compensation Plan.

                       SUMMARY INFORMATION AS TO DIRECTORS

=================================================================================================================
                                                                          Number of Shares  Percentage of Issued
         NAME                    Director Since      Compensation     (Beneficial & Legal)       and Outstanding
-----------------------------------------------------------------------------------------------------------------
John Bentley                      Nov. 19, 2003          $200,000                2,050,001                16.67%

-----------------------------------------------------------------------------------------------------------------
Lee Cole                          Nov. 19, 2003                 0                        0                     0

-----------------------------------------------------------------------------------------------------------------
Linden Boyne                      Nov. 19, 2003                 0                 200,000*                  1.5%
                                                                                                    If Exercised
=================================================================================================================


*Options for 200,000 shares granted under the 2002 Equity Compensation Plan.


                             EXECUTIVE COMPENSATION

         The company has not finally resolved the compensation to be paid to its new officers and directors. It is presently intended the president will be engaged on a full-time basis and will be paid an annual salary of $200,000 U.S. dollars.

         The directors will not be compensated in their role as directors as such, but will receive a per diem of $1,000 per meeting attended, plus any incurred travel and lodging expenses.

         It is presently anticipated the company may maintain a U.S. operations manager to oversee all technical and business operations within the United States under the direct supervision of the president, but such position has not been named nor any compensation fixed at the present time.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Some of EGC intellectual property was acquired through a license agreement with McNally EGC Ltd. McNally EGC Ltd. is owned by Mr. Bentley and Mr. McNally who are also officers of the company, and in the case of Mr. Bentley, a director of the company. On May 5, 2003, EGC purchased all of the outstanding stock of McNally for an aggregate purchase price of $150,000. Of this, $135,000 of the purchase price is deferred until such time as EGC receives financing in excess of $5,000,000.


                      MANAGEMENT'S STOCK RIGHTS AND OPTIONS

         EGC instituted a stock option plan for officers, key employees, consultants and advisors. The 2002 Equity Compensation Plan provided for options equivalent up to 10% of the issued share capital of the company to be offered to such individuals by the Board. 440,000 of a total possible of 800,000 options have been distributed. No further stock option plans have been instituted.


                                 AUDIT COMMITTEE

         Historically and presently the company has not designated or utilized an audit committee. At the present time, it is not deemed that the company will be required to have an independent audit committee to continue its anticipated trading as an Electronic Bulletin Board company. However, under the evolving provisions of the Sarbanes-Oxley Act and various regulations and listing requirements promulgated pursuant thereto, it may in the future become necessary for the company to name and employ an independent audit committee to continue public trading. In such event, an audit committee will be established and specific information concerning the composition, actions and charter of such independent audit committee will be made available as part of the public filings by the company.


                           CORPORATE PERFORMANCE GRAPH

         Normally contained in this section would be a graph comparing the company's stock performance to the performance of the general market on which it trades, as well as comparisons to an industry segment of that market. However, because EGC has no regular trading market, it is deemed such presentation would not be possible as to EGC or accurate as to SCFE. EGC continues to have very limited marketing activity and is considered a start-up company.


            BIOGRAPHICAL INFORMATION AS TO NEW DIRECTORS AND OFFICERS

         The following constitute the newly appointed directors and officers of the company pursuant to the previously described Share Exchange. These directors were appointed as part of the majority shareholder consent resolutions and will serve office until the directors are elected at the next regular shareholder meeting. At present, there is no regularly scheduled shareholder meeting for the company, but it is anticipated that the first regular shareholder meeting will be held at a designated date and time in the calendar year 2004 for the formal election of directors who would then subsequently appoint officers. It is not anticipated that the proposed slate of directors at the first annual meeting will be different from the present directors of the company, described below, or that new officers would be appointed by this Board of Directors if elected. Any change of directors or principal officers will be reported by the company as part of its ongoing public information reporting requirements. The following information is provided for each current director and principal officer of the company:


JOHN BENTLEY, AGE 63, PRESIDENT AND DIRECTOR.

         John Bentley is co-founder of EGC. He is an experienced, entrepreneurial CEO of numerous successful start-ups and high-growth companies, which have included a number of publicly listed companies in the media and entertainment fields in the UK. These have ranged in size from 20 employees to 10,000 and included, for example, the UK's largest video rental distributor.

LEE COLE, AGE 42, VICE-PRESIDENT AND DIRECTOR.

         Lee Cole has extensive commercial experience, particularly in the venture capital business. From 1995 to 1999, Mr. Cole served s the Managing Director of TEC Capital Group, a venture capital firm.

LINDEN BOYNE, AGE 60, SECRETARY/TREASURER, CFO AND DIRECTOR.

         Linden  Boyne  has  had  a  successful,   senior  executive  career  in
distribution and FMCG retailing, in particular as a director of NSS Newsagents Plc in the UK managing some 500 stores.



                                    AUDITORS

         Robison Hill and Company of Salt Lake City, Utah have been retained as the independent auditors for the previous Scientific Energy, Inc. as a public entity. It is anticipated, for transition purposes and for the period at least through year-end 2003, the company will retain the services of Robison, Hill and Company as the independent auditors for the reorganized company. F. E. Hanson have been the independent auditors for Electronic Game Card, Inc. and it is anticipated that this auditing firm will continue to provide auditing services to Electronic Game Card at least through the end of calendar year 2003 with Robison, Hill and Company being charged with the responsibility of preparing the first consolidated financial statements for the reorganized company as of the earliest date practical in consultation between such auditors. The ratification for the continuing services of the auditors would be a matter presented at any subsequent annual meeting of the corporation to shareholders.

Audit Fees

         The current audit fees for Scientific Energy, Inc. for 2003 to date have been $5,919.20 and $2,115 for EGC. No reasonable projection has been made as to the auditing costs for the initial combined financial statements of the two entities or the subsequent audit cost projections for calendar year 2004. Unless otherwise announced, the company plans to continue its auditing on a calendar year basis.


                                  OTHER MATTERS

         There are no other matters.


                  SHAREHOLDER MEETING AND SHAREHOLDER PROPOSALS

         As noted above, the company has not fixed a date in 2004 for its anticipated next shareholder meeting. As soon as such meeting date and place is determined, a proxy statement will be solicited from all shareholders of record pertaining to this meeting and you will be afforded an opportunity to vote on matters properly brought before the meeting. Further, the meeting will be noticed in such a matter that independent shareholder proposals may properly be presented in accordance with the company bylaws and prevailing SEC proxy rules and standards for presentment at the meeting.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under Section 16(a) of the Securities Exchange Act of 1934, as amended, EGC's directors, its executive officers, and any persons holding more than 10% of the common stock are required to report their ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established, and we are required to report in this Information Statement any failure to file by such dates during 2003. To our knowledge, all of these filing requirements were satisfied by our directors, officers and 10% percent holders. In making these statements, EGC has relied upon the written representations of its directors, officers and its 10% percent holders and copies of the reports that they have filed with the Commission.


                                OTHER INFORMATION

                  FINANCIAL REPORTS & OTHER IMPORTANT DOCUMENTS

         Attached and incorporated by this reference are the most current financial statements for Scientific Energy, Inc. being the Third Quarter 10-QSB unaudited financials through September 30, 2003 and the unaudited financial statements for Electronic Game Card maintained through June 30, 2003. As noted above, consolidated financial statements will be prepared as soon as practical for the company and filed.


                                 COMPANY ADDRESS


         The transitional U.S. address of the company is located at:

                        Electronic Game Card, Inc.
                        Sixteenth Floor
                        666 Third Avenue
                        New York, NY   10017
                        Telephone: 44 207 451 2480

         Any requested copies of documents, including the actual Share Exchange Agreement, can be made to such address.




         Dated: December ___, 2003.



                                        BY ORDER OF THE BOARD OF DIRECTORS:




                                        ------------------------------------
                                        John Bentley
                                        Chairman of the Board


Attached Exhibits:

1.1      Articles of Name Change
1.2      Articles of Share Exchange
1.3      Financial Statements EGC  (Unaudited-June 30, 2003)
1.4      Financial Statements SCFE (Unaudited-September 30, 2003)

                           ARTICLES OF SHARE EXCHANGE
                                 AND NAME CHANGE
                                       FOR
                             SCIENTIFIC ENERGY, INC.

                                 TO BE KNOWN AS

                           ELECTRONIC GAME CARD, INC.

                                November 21, 2003



         These Articles of Share Exchange and Name Change are filed in accordance with Nevada Code Annot.ss.92A.200 and relate to an approved Plan of Share Exchange between Scientific Energy, Inc., a public Nevada Corporation (the "Company" or "SCFE") and Electronic Game Card, Inc., a private Delaware Corporation ("EGC"), as described below.

         The Company represents, through its undersigned principal officer, that the Board of Directors approved a Share Exchange by the Company of the majority interest of its shares resulting in a change of control of the corporation and with attendant name change and business purpose. This proposed Share Exchange was approved by a Majority Shareholder Consent on November 19, 2003 with the results of the shareholders consent as to each of the matters addressed in these Articles as set- out below:


                             PLAN OF SHARE EXCHANGE


         The Plan of Share Exchange was earlier approved by the Board of Directors of the Company and ratified by its shareholders through a Majority Shareholder Consent as it required a name change. The Board of EGC approved the exchange and it was deemed adopted by unanimous written consent of the EGC shareholders, in accordance with Delaware law, as all shareholders of EGC participated in the exchange. The essential terms of the Plan of Exchange provided as follows:

         (1)  The  Company  (SCFE)  issued,  in  the  aggregate,   approximately
12,696,000 of its recently reverse split shares ratably to all EGC shareholders or affiliated persons;

         (2) SCFE acquired 8,000,000 shares of EGC shares and option rights for 800,000 additional shares, constituting all EGC shares and share rights;

         (3) Scientific Energy, Inc. herewith changes its name of record to Electronic Game Card, Inc. (EGC);

         (4) SCFE acquired all operations and assets of EGC as its wholly owned and sole operating subsidiary; thereby changing the business purpose to development, testing and potential marketing of recreational computer products.


                             VOTES ON SHARE EXCHANGE


         (1) At the time of the Majority Shareholder Consent, there were approximately 55,200,000 SCFE shares issued. Of these shares 33,734,000 (337,340 post-split), or approximately 61%, approved in writing the share exchange and resultant reorganization, constituting a majority.

         (2) Concurrently the SCFE  shareholders  approved a one  hundred-to-one
(100:1)  reverse  split   resulting  in  there  currently  being   approximately
13,800,000 SCFE shares issued and outstanding.

         (3) The Share Exchange was approved by unanimous consent of the existing Electronic Game Card, Inc. shareholders, being 8,000,000 shares which were then transferred to SCFE making EGC a wholly owned subsidiary.

         (4) The name change of the Company was also approved as of November 19, 2003 from Scientific Energy, Inc. To Electronic Game Card, Inc. and the Company shall be known of record by such name from the date of filing of these Articles.


                    AVAILABILITY OF SHARE EXCHANGE AGREEMENT


         The undersigned President of the Company believes the foregoing constitutes a reasonable and comprehensive summary description of the Share Exchange as required for filing purposes, but notes pursuant to Nevada Code Annot. ss.92A.200(6), that the entire Plan of Share Exchange is available for review upon request by any shareholder of the constituent corporations or other interested persons by contacting the company at:

                           Mr. John Bentley, President
                           32 Haymarket
                           London, UK SW1Y4TP

                          Or its United States Counsel:

                          Mr. Julian D. Jensen, Esq.
                          311 South State  Street,  Suite  380
                          Salt Lake City, UT 84111



                                  CERTIFICATION


         The undersigned Chief Executive Officer and President verifies and affirms that the foregoing proposals were appropriately and previously adopted and recommended by the Board of Directors and subsequently approved by Majority Shareholder Consent and hereby certifies these amendments in accordance with the foregoing statutory provisions and with the appropriate votes set-out and accounted above. These Articles of Share Exchange and Name Change are now authorized and directed to be filed pursuant to resolution of the Board of Directors of Electronic Game Card, Inc., formerly known as Scientific Energy, Inc.

         Dated this _____ day of November, 2003.





                        ------------------------------------------------
                        Mr. John Bentley
                        President and Chairman of the Board
                        Electronic Game  Card, Inc.
                        F/K/A  Scientific Energy, Inc.

                                                        FILED # C24224-97
                                                        DATE: November 26, 2003


         DEAN HELLER
         Secretary of State
         204 North Carson Street, Suite 1
         Carson City, Nevada 89701-4299
         (755) 684-5708
         Website: secretaryofstate.biz


                              Articles of Exchange
                            (PURSUANT TO NRS 92A.200)
                                     PAGE 1